Patheon Fiscal 2013 Second Quarter Results June 3, 2013 Exhibit 99.2

Forward-looking statements

This presentation contains forward-looking statements or information which reflect our expectations regarding possible events, conditions, our future growth, results of operations, performance, and business prospects and opportunities. All statements, other than statements of historical fact, are forward-looking statements. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause our actual results in future periods to differ materially from those expressed or implied by such forward-looking statements, including risks related to acquisitions and divestitures, our operational excellence initiatives and transformation activities, our exposure to complex production issues, our substantial financial leverage, international operations, competition, government regulations, customer demand, potential environmental, health and safety liabilities, and product liability claims. For additional information regarding risks and uncertainties that could affect our business and our financial results, please see our Annual Report on Form 10-K for the fiscal year ended October 31, 2012 and our subsequent filings with the U.S. Securities and Exchange Commission and the Canadian Securities
Administrators. Accordingly, you are cautioned not to place undue reliance on forward-looking statements.  These forward-looking statements are made as of the date hereof, and except as required by law, we assume no obligation to update or revise them to reflect new events or circumstances.
Use of Non-GAAP Financial Measures
Commencing with the first quarter of fiscal 2013, we revised our calculation of Adjusted EBITDA to exclude stock-based compensation expense, consulting costs related to our operational initiatives and purchase accounting adjustments.  We believe that excluding these items from
Adjusted EBITDA better reflects our underlying performance.  Based on the revisions to the definition of Adjusted EBITDA, we have recast the presentation of Adjusted EBITDA for prior periods to be consistent with the current period presentation.  Our Adjusted EBITDA (as revised) is now income (loss) from continuing operations before repositioning expenses, interest expense, foreign exchange losses reclassified from other comprehensive income (loss), refinancing expenses, acquisition and integration costs (including certain product returns and inventory write-
offs recorded in gross profit),  gains and losses on sale of capital assets, income taxes, asset impairment charges, depreciation and amortization, stock-based compensation expense, consulting costs related to our operational initiatives, purchase accounting adjustments and other income and expenses. "Adjusted EBITDA margin" is Adjusted EBITDA as a percentage of revenues.  Since Adjusted EBITDA is a non-GAAP measure that does not have a standardized meaning, it may not be comparable to similar measures presented by other issuers. Readers are cautioned that
Adjusted EBITDA should not be construed as an alternative to net income (loss) determined in accordance with U.S. GAAP as an indicator of performance. Adjusted EBITDA is used by management as an internal measure of profitability. We have included Adjusted EBITDA because we believe that this measure is used by certain investors to assess our financial performance before non-cash charges and certain costs that we do not believe are reflective of our underlying business.  A reconciliation of Adjusted EBITDA to the closest U.S. GAAP measure is included in the
Appendix to this presentation.

•
Revenue increased by 39.9% from prior year
–
Patheon standalone grew by 9.9% from prior year
•
Conversion to a gross profit increase of 67.6% from prior year
•
Adjusted EBITDA increase of $17.9 million from prior year
•
Transformation continues to yield benefits
–
Operational excellence initiatives being extended to manufacturing sites in High Point, Tilburg and Mexico
Fiscal 2013 second quarter highlights

Strengthen
core operations
Sell business
differently
Enter logical
adjacencies
Drive industry
consolidation
•
Transformation project –
operations,
procurement, pricing,
G&A – paid for itself in
one year
•
Network rationalization
•
Improve customer
experience - focus on
On Time Delivery (OTD)
and Right First Time
(RFT)
•
Improving margins
•
Commercial team to
focus on key accounts
•
Executive insights -
solicit key customer
feedback for business
positives and key
improvements
•
Accelerating revenue
growth
•
Banner acquisition
adds
proprietary
technologies and
products
•
Direct exposure to
emerging markets
(Latin America)
•
Top 10 CMOs are less than 50% of
market with remaining share divided
amongst 400 companies
•
Potentially 1/3 of companies could
exit, which we expect will help with
long-term pricing power
•
26 acquisitions in CMO & PDS space
in 2012
Strategy

181.5
203.7
210.0
213.5
253.9
100
120
140
160
180
200
220
240
260
Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013
Revenues increased by $72.4 million from prior year
Banner represented $54.6 million of the increase
Revenues
(U.S. $ in millions)
39.9% yr-yr revenue growth

Gross profit increased by $23.0 million from prior year
Gross Profit
(U.S. $ in millions)
67.6% yr-yr gross profit growth
5
10
15
20
25
30
35
40
45
50
55
60
Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013
34.0
55.5
55.4
42.4
57.0

Adjusted EBITDA increase of $17.9 million from prior year Adjusted EBITDA (U.S. $ in millions) 6 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 16.5 36.3 36.5 19.8 34.4 -15 -5 5 15 25 35 45

Strong liquidity position 140.0 120.0 100.0 80.0 60.0 40.0 20.0 - 2Q12 3Q12 4Q12 1Q13 2Q13 79.7 60.1 19.6 98.4 63.0 35.4 103.8 64.4 39.4 128.1 115.3 72.7 58.2 55.4 57.1 Cash Availability Liquidity 7

Summary financial results
Three months ended April 30
Statement of Operations 2013 2012 Change
(in millions of U.S. dollars) $ $ $
Revenues 253.9 181.5 72.5
Gross Profit 57.0 34.0 23.0
Selling, general and administrative expenses 41.6 34.7 (6.9)
Operating income (loss) 7.2 (64.6) 71.8
Income (Loss) from continuing operations 0.1 (79.6) 79.7
Adjusted EBITDA 34.4                       16.5                       17.9
Balance Sheets
Q2 2013 Q4 2012
Cash and cash equivalents 57.1 39.4
Inventories 139.9 82.3
Intangible assets 73.5 -
Goodwill 45.5 3.5
Deferred tax liabilities (LT & ST) 56.0 23.0
Total debt (LT & ST) 603.1 313.1
Undrawn lines of credit 58.2 64.4

•
Provide industry leading customer experience – Right First
Time (RFT) and On Time Delivery (OTD)
•
Exceed industry growth rates
•
Complete Banner integration
•
Continue to improve financial results
–
Margin expansion
–
Free cash flow
–
Stock appreciation
2013 priorities

Thank you 10

Appendix
Adjusted EBITDA
(unaudited)
Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013
(in millions of U.S. dollars) $ $ $ $ $
(Loss) income from continuing operations (79.6)          15.5            (23.0)          (51.4)          0.1
Depreciation and amortization 10.8            9.3               10.1            11.0            12.2
Repositioning expenses 6.0               0.1               (0.8)            4.0               2.5
Acquisition and integration costs -             -             3.2               4.4               9.8
Interest expense, net 6.5               6.8               6.7               9.8               12.6
Impairment charge 57.9            -             -             10.1            -
Loss (gain) on sale of capital assets -             -             0.4               (0.3)            (1.3)
Provision for (benefit from) income taxes 8.0               3.3               39.8            (0.2)            (6.2)
Refinancing expenses -             -             -             29.1            0.1
Consulting 6.0               1.0               -             0.1               1.8
Stock compensation expense 0.8               0.7               0.6               0.8               0.9
Purchase accounting adjustments -             -             -             2.9               2.1
Other expense (income), net 0.1               (0.4)            (0.5)            (0.5)            (0.2)
Adjusted EBITDA 16.5            36.3            36.5            19.8            34.4
11